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                                                                     EXHIBIT 24

                                POWER OF ATTORNEY

     WHEREAS, Alabama National BanCorporation (the "Company") proposes to file a registration statement under the Securities Act of 1933 with respect to the issuance of shares of common stock of the Company, under or pursuant to the Farmers National Bancshares, Inc., Key Personnel Stock Option Plan.

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that the Company and the undersigned directors and officers of said Company, individually as a director and/or as an officer of the Company, hereby make, constitute and appoint each of John H. Holcomb, III and Victor E. Nichol, Jr. their true and lawful attorney-in-fact for each of them and in each of their names, places and steads to sign and cause to be filed with the Securities and Exchange Commission said registration statement and any appropriate amendments thereto, together with all necessary exhibits.

     The Company hereby authorizes said persons or any one of them to execute said registration statement and amendments thereto on its behalf as attorney-in-fact for it and its authorized officers, and to file the same as aforesaid.

     The undersigned directors and officers of the Company hereby authorize said persons or any one of them to sign said registration statement on their behalf as attorney-in-fact and to amend or remedy any deficiencies with respect to said registration statement by appropriate amendment or amendments and to file the same as aforesaid.

     Dated as of December 19, 2001.

                                            ALABAMA NATIONAL BANCORPORATION

                                            /s/ John H. Holcomb, III
                                            ------------------------------------
                                            John H. Holcomb, III
                                            Chief Executive Officer and Director

                                            /s/ Victor E. Nichol, Jr.
                                            ------------------------------------
                                            Victor E. Nichol, Jr.
                                            Vice Chairman and Director

                                            /s/ Dan M. David
                                            ------------------------------------
                                            Dan M. David
                                            Vice Chairman and Director

                                            /s/ Richard Murray, IV
                                            ------------------------------------
                                            Richard Murray, IV
                                            President, Chief Operating Officer
                                            and Director

                                            /s/ William E. Matthews, V
                                            ------------------------------------
                                            William E. Matthews, V
                                            Executive Vice President and Chief
                                            Financial Officer






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                                            /s/ Shelly S. Williams
                                            ------------------------------------
                                            Shelly S. Williams
                                            Senior Vice President and Controller

                                            /s/ W. Ray Barnes
                                            ------------------------------------
                                            W. Ray Barnes
                                            Director

                                            /s/ T. Morris Hackney
                                            ------------------------------------
                                            T. Morris Hackney
                                            Director

                                            /s/ John D. Johns
                                            ------------------------------------
                                            John D. Johns
                                            Director

                                            /s/ John J. McMahon, Jr.
                                            ------------------------------------
                                            John J. McMahon, Jr.
                                            Director

                                            /s/ C. Phillip McWane
                                            ------------------------------------
                                            C. Phillip McWane
                                            Director

                                            /s/ William D. Montgomery, Sr.
                                            ------------------------------------
                                            William D. Montgomery, Sr.
                                            Director


                                            ------------------------------------
                                            Drayton Nabers, Jr.
                                            Director

                                            /s/ C. Lloyd Nix
                                            ------------------------------------
                                            C. Lloyd Nix
                                            Director

                                            /s/ G. Ruffner Page, Jr.
                                            ------------------------------------
                                            G. Ruffner Page, Jr.
                                            Director

                                            /s/ William E. Sexton
                                            ------------------------------------
                                            William E. Sexton
                                            Director

                                            /s/ W. Stancil Starnes
                                            ------------------------------------
                                            W. Stancil Starnes
                                            Director